Dispositions	12 Months Ended
Dec. 31, 2019
4. Dispositions
Dispositions

4. DISPOSITIONS

Held for sale

Emera Maine

On March 25, 2019, Emera announced the sale of Emera Maine for a total enterprise value of approximately $1.3 billion USD including cash proceeds of $959 million USD, transferred debt and a working capital adjustment on close. The transaction is expected to close in early 2020, subject to the approval of the MPUC. All other required regulatory approvals have been received. A material gain on the sale is expected to be recognized in earnings at closing.

Emera Maine’s assets and liabilities are classified as held for sale and are measured at the lower of their carrying value or fair value less costs to sell. The measurement did not result in a fair value adjustment. The Company will continue to record depreciation on these assets, through the transaction closing date, as the depreciation continues to be reflected in customer rates and will be reflected in the carryover basis of the assets when sold. Depreciation and amortization of $39 million ($29 million USD) has been recorded on these assets from March 25, 2019, the date they were classified as held for sale to December 31, 2019.

Details of Emera Maine's assets and liabilities classified as held for sale are as follows:

As at	December 31
millions of Canadian dollars	2019
Regulatory assets	$16
Receivables and other current assets	69
Current assets held for sale	85
Property, plant and equipment	1,293
Goodwill	148
Regulatory assets	122
Other long-term assets	56
Long-term assets held for sale	1,619
Total assets held for sale	$1,704

Regulatory liabilities	$11
Accounts payable and other current liabilities	103
Current liabilities associated with assets held for sale	114
Long-term debt	467
Deferred income taxes	204
Regulatory liabilities	145
Other long-term liabilities	83
Long-term liabilities associated with assets held for sale	899
Total liabilities associated with assets held for sale	$1,013

Dispositions

New England Gas Generation

On March 29, 2019, Emera completed the sale of its three NEGG facilities for cash proceeds of $799 million ($598 million USD) including a working capital adjustment. The NEGG assets were classified as held for sale at December 31, 2018 and the Company ceased depreciation of these assets on November 27, 2018. The NEGG facilities were included within the Company’s Other reportable segment. The earnings impact of this sale transaction was immaterial.

Details of NEGG's assets and liabilities classified as held for sale at December 31, 2018 are as follows:

As at	December 31
millions of Canadian dollars	2018
Receivables and other current assets	$40
Inventory	13
Current assets held for sale	53
Property, plant and equipment	777
Long-term assets held for sale	777
Total assets held for sale	$830

Accounts payable and other current liabilities	$20
Current liabilities associated with assets held for sale	20
Other long-term liabilities	2
Long-term liabilities associated with assets held for sale	2
Total liabilities associated with assets held for sale	$22

Other

On March 5, 2019, the Company completed the sale of its Bayside facility for cash proceeds of $46 million. The Bayside facility was included within the Company’s Other reportable segment. The earnings impact of this sale transaction was immaterial.

On December 20, 2019, Emera completed the sale of EUS assets. EUS ceased operations on September 30, 2019, and there was no material impact on Emera’s balance sheet or earnings as a result of this transaction.